UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 6, 2024

SAVARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Langhorne Newtown Road, Suite 300 Langhorne, PA 19047
(Address of principal executive offices, including zip code)

(512) 614-1848

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SVRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2024, the stockholders of Savara Inc. (“Savara”) approved an amendment to our Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law (the “Amendment”). We filed the Amendment on June 6, 2024 with the Secretary of State of the State of Delaware, and the Amendment became effective upon filing.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Savara annual meeting of stockholders held on June 6, 2024 (the “Annual Meeting”), our stockholders elected each of the following individuals to serve on the Board of Directors until the next annual meeting of stockholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non Votes
Matthew Pauls	101,454,512	1,285,795	10,818	18,076,429
Nevan Elam	94,091,946	8,649,362	9,817	18,076,429
Richard J. Hawkins	77,612,254	25,127,918	10,953	18,076,429
Joseph S. McCracken	86,882,110	15,858,109	10,906	18,076,429
David A. Ramsay	102,422,445	289,311	39,369	18,076,429
An van Es-Johansson	101,554,432	1,158,341	38,352	18,076,429

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve the Savara Inc. 2024 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non Votes
91,291,047	11,427,292	32,786	18,076,429

2.	Proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to allow for exculpation of officers as permitted by Delaware law.

Votes For	Votes Against	Abstentions	Broker Non Votes
88,621,103	14,085,133	44,889	18,076,429

3.	Proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non Votes
120,412,909	385,491	29,154	—

4.	Proposal to approve, on an advisory basis, the compensation of our named executives.

Votes For	Votes Against	Abstentions	Broker Non Votes
98,271,431	4,422,775	56,919	18,076,429

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Savara Inc. Certificate of Amendment to Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024		SAVARA INC. a Delaware corporation

	By:	/s/ Dave Lowrance
Dave Lowrance Chief Financial & Administrative Officer